Exhibit (23)(b)

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors

CNB Bancshares, Inc.:




We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




/s/ KPMG LLP

St. Louis, Missouri

May 17, 1999